UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

REGIONAL HEALTH PROPERTIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

REGIONAL HEALTH PROPERTIES, INC.

454 Satellite Boulevard NW

Suite 100

Suwanee, Georgia 30024

December 30, 2022

Dear Regional Health Properties, Inc. Shareholders:

It is my pleasure to invite you to attend the 2022 Annual Meeting of Shareholders of Regional Health Properties, Inc., which will be held on Tuesday, February 14, 2023, at Sonesta Gwinnett Place Atlanta located at 1775 Pleasant Hill Road, Duluth, Georgia 30096, at 10:00 a.m., local time. We look forward to personally seeing as many of our shareholders as possible.

The Notice of 2022 Annual Meeting of Shareholders and the accompanying proxy statement provide information concerning matters to be considered and voted on at the Annual Meeting. At the Annual Meeting, we also will report on our business and other matters of current interest to our shareholders and respond to appropriate questions.

Your vote on the business to be considered at the Annual Meeting is important, regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting, please vote your shares as soon as possible to ensure your shares are represented at the Annual Meeting.

Thank you for your continued interest in Regional Health Properties, Inc.

Sincerely,
/s/ Brent Morrison
Brent Morrison

Chief Executive Officer, President, Corporate Secretary and Director

REGIONAL HEALTH PROPERTIES, INC.

454 Satellite Boulevard NW

Suite 100

Suwanee, Georgia 30024

NOTICE OF 2022 ANNUAL MEETING OF SHAREHOLDERS

DATE AND TIME	Tuesday, February 14, 2023, at 10:00 a.m., local time

PLACE	Sonesta Gwinnett Place Atlanta located at 1775 Pleasant Hill Road, Duluth, Georgia 30096

ITEMS OF BUSINESS

•  To elect the six director nominees named in the accompanying proxy statement (Proposal 1);

•  To consider an advisory vote on executive compensation (“Say-on-Pay”) (Proposal 2);

•  To ratify the appointment of Cherry Bekaert, LLP as our independent registered public accounting firm for the year ending December 31, 2022 (Proposal 3); and

•  To transact such other business as may properly come before the 2022 Annual Meeting of Shareholders and any adjournments or postponements thereof.

RECORD DATE	December 27, 2022. Only shareholders of record of our common stock as of the close of business on the record date are entitled to receive notice of, and to vote at, the 2022 Annual Meeting of Shareholders and any adjournments or postponements thereof.

ANNUAL REPORT	Our Annual Report on Form 10-K for the year ended December 31, 2021 accompanies the proxy statement.

E-PROXY PROCESS

We have adopted rules promulgated by the Securities and Exchange Commission that allow companies to furnish proxy materials to their shareholders over the Internet. On December 30, 2022, we will mail a Notice of Internet Availability of Proxy Materials to all shareholders of record of our common stock as of the close of business on December 27, 2022. The Notice of Internet Availability of Proxy Materials contains instructions on how to access our proxy materials and how to vote your shares, as well as instructions on how to request a paper copy of our proxy materials.

Whether or not you plan to attend the 2022 Annual Meeting of Shareholders, please read the accompanying proxy statement and the voting instructions in the Notice of Internet Availability of Proxy Materials. Then please vote over the Internet or, if you received or requested a paper proxy card in the mail, by completing, signing, dating and mailing the completed proxy card to us. The instructions in the Notice of Internet Availability of Proxy Materials or your proxy card describe how to use these convenient services.

Important Notice Regarding the Availability of Proxy Materials for the 2022 Annual Meeting of Shareholders to be Held on Tuesday, February 14, 2023: Our 2022 proxy materials and Annual Report on Form 10-K for the year ended December 31, 2021 are available free of charge at https://www.cstproxy.com/regionalhealthproperties/2022.

By Order of the Board of Directors,

/s/ Brent Morrison
Brent Morrison
Chief Executive Officer, President, Corporate Secretary and Director
Suwanee, Georgia
December 30, 2022

i

REGIONAL HEALTH PROPERTIES, INC.

454 Satellite Boulevard NW

Suite 100

Suwanee, Georgia 30024

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE 2022 ANNUAL MEETING OF SHAREHOLDERS

Regional Health Properties, Inc. (the “Company,” “we,” “us” and “our”) is furnishing this proxy statement (this “Proxy Statement”) in connection with the solicitation by our Board of Directors (the “Board of Directors” or the “Board”) of proxies for our 2022 Annual Meeting of Shareholders, and any adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of 2022 Annual Meeting of Shareholders. The Annual Meeting will be held on Tuesday, February 14, 2023, at Sonesta Gwinnett Place Atlanta, located at 1775 Pleasant Hill Road, Duluth, Georgia 30096, at 10:00 a.m., local time.

This Proxy Statement provides information regarding matters to be voted on at the Annual Meeting. Additionally, it contains certain information that the Securities and Exchange Commission (the “SEC”) requires us to provide annually to our shareholders. This Proxy Statement is also used by the Board to solicit proxies to be used at the Annual Meeting so that all shareholders of record have an opportunity to vote on the matters to be presented at the Annual Meeting, even if they cannot attend the meeting. The Board has designated Brent Morrison, our Chief Executive Officer, President and Corporate Secretary, and Paul O’Sullivan, our Vice President (together the “Proxy Holders”), to vote the shares represented by proxies at the Annual Meeting in the manner indicated by such proxies.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

2022 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 14, 2023

Pursuant to rules promulgated by the SEC, we have elected to provide access to our proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2021 (the “2021 Annual Report”), over the Internet. Accordingly, we are providing our shareholders with a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how to access our proxy materials and how to vote your shares, as well as instructions on how to request a paper or e-mail copy of our proxy materials. We believe this electronic distribution process expedites shareholders’ receipt of proxy materials and reduces the environmental impact and cost of printing and distributing our proxy materials. We will mail the Notice of Internet Availability of Proxy Materials on December 30, 2022, to all shareholders of record of our common stock, no par value per share (the “common stock”), as of the close of business on December 27, 2022 (the “record date”). You should read the entire Proxy Statement carefully before voting.

If you attend the Annual Meeting, then you may vote in person. If you are not present at the Annual Meeting, then your shares may be voted only by a person to whom you have given a valid proxy.

Who is entitled to vote at the Annual Meeting?

You are entitled to vote at the Annual Meeting if you were a shareholder of record of the common stock as of the close of business on December 27, 2022, the record date. Shareholders of record of the common stock are entitled to vote on all matters coming before the Annual Meeting. Your shares can be voted at the Annual Meeting only if you are present in person or represented by a valid proxy.

Holders of our 10.875% Series A Cumulative Redeemable Preferred Shares, no par value per share (the “Series A Preferred Stock”), are not entitled to receive notice of, or vote at, the Annual Meeting.

How many votes am I entitled to for each share I hold?

Each share of common stock is entitled to one vote on each matter voted on at the Annual Meeting.

What constitutes a quorum for the Annual Meeting?

A quorum is required to hold the Annual Meeting and conduct business. The presence at the Annual Meeting, in person or by proxy, of one-third (1/3) of the votes entitled to be cast on a matter will constitute a quorum for action on that matter. As of the December 27, 2022 record date, we had 1,794,908 shares of common stock outstanding — meaning that 598,303 shares of common stock must be represented in person or by proxy at the Annual Meeting to have a quorum. For purposes of determining whether a quorum exists, broker non-votes (as described below) and proxies received but marked “ABSTAIN” will be counted.

If a quorum is not present at the scheduled time of the Annual Meeting, then we may adjourn the Annual Meeting until a quorum is present. Any adjournment of the Annual Meeting may be made from time to time by the holders of a majority of the voting shares represented in person or by proxy at the Annual Meeting. Any adjournment of the Annual Meeting because of the absence of a quorum will be voted upon by the Proxy Holders pursuant to the discretionary authority granted to them by the proxy card. The time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken, and, unless such adjournment is for more than 120 days or the Board fixes a new record date for the adjourned Annual Meeting, no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

What matters will be voted on at the Annual Meeting?

Holders of the common stock are being asked to vote on the following proposals:

•	Election of the six director nominees named in this Proxy Statement (“Proposal 1”);

•	Advisory vote on executive compensation (“Say-on-Pay”) (“Proposal 2”); and

•	Ratification of the appointment of Cherry Bekaert, LLP (“Cherry Bekaert”) as our independent registered public accounting firm for the year ending December 31, 2022 (“Proposal 3”).

Your proxy also will give the Proxy Holders the authority to vote in their discretion on any other business on which you are entitled to vote and which properly comes before the Annual Meeting.

What vote is required under Georgia law, and how will the votes be counted, to elect directors, to approve the advisory vote on executive compensation and to ratify the appointment of Cherry Bekaert?

Proposal	Voting Options	Vote Required to Elect or Approve (Assuming a Quorum Exists)	Effect of Abstentions	Effect of Broker Non-Votes
Election of Directors (Proposal 1)	For or Withhold	A plurality of votes cast by shares entitled to vote in the election at the Annual Meeting	No effect	No effect

Advisory Vote on Executive Compensation (Proposal 2)	For, Against or Abstain	Votes cast favoring the action exceed the votes cast opposing the action	No effect	No effect

Ratification of the Appointment of Independent Registered Public Accounting Firm (Proposal 3)	For, Against or Abstain	Votes cast favoring the action exceed the votes cast opposing the action	No effect	Brokers have discretion to vote

How does the Board recommend that I vote?

The Board recommends that you vote:

•	“FOR” the election of the six director nominees named in this Proxy Statement (Proposal 1);

•	“FOR” the approval, on an advisory basis, of our executive compensation (Proposal 2); and

•	“FOR” the ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm for the year ending December 31, 2022 (Proposal 3).

What happens if a director nominee is unable to stand for election?

If a director nominee is unable to stand for election, then the Board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. If the Board designates a substitute nominee, then shares represented by proxies voted for the director nominee unable to stand for election will be voted for the substitute nominee. At the time this Proxy Statement was printed, the Board was unaware of any director nominee who is unable to stand for election.

How will a proposal or other matter that was not included in this Proxy Statement be handled for voting purposes if it is raised at the Annual Meeting?

If any matter that is not described in this Proxy Statement should properly come before the Annual Meeting, then the Proxy Holders will vote the shares represented by valid proxies in their discretion.

Why was I mailed a Notice of Internet Availability of Proxy Materials instead of a full set of printed proxy materials?

In accordance with rules promulgated by the SEC, instead of mailing a printed copy of our proxy materials to all of our shareholders, we have elected to provide access to such materials to our shareholders over the Internet. Accordingly, on December 30, 2022, we will mail a Notice of Internet Availability of Proxy Materials to all shareholders of record of the common stock as of the close of business on the record date. Shareholders will have the ability to access our proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials, which also contains instructions on how to vote your shares, as well as instructions on how to request a paper or e-mail copy of our proxy materials. We encourage you to take advantage of the availability of our proxy materials over the Internet to help reduce the environmental impact and cost of printing and distributing our proxy materials.

How can I access the proxy materials on the Internet?

The Notice of Internet Availability of Proxy Materials provides you with instructions regarding how to:

•	View our proxy materials for the Annual Meeting over the Internet;

•	Vote your shares after you have viewed our proxy materials (including any control/identification numbers that you need to access your form of proxy);

•	Request a printed copy or e-mail copy with links to the proxy materials, including the date by which the request should be made to facilitate timely delivery; and

•	Instruct us to send our future proxy materials to you by mail or electronically by e-mail.

Will I receive any other proxy materials by mail (besides the Notice of Internet Availability of Proxy Materials)?

If you request paper copies of our proxy materials by following the instructions in the Notice of Internet Availability of Proxy Materials, then we will send you our proxy materials in the mail.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of the Notice of Internet Availability of Proxy Materials, this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares of common stock in more than one brokerage account, then you will receive a separate Notice of Internet Availability of Proxy Materials and voting instruction card for each brokerage account in which you hold shares of common stock. Similarly, if you are a shareholder of record and hold shares of common stock in a brokerage account, then you will receive a proxy card for shares of common stock held in your name and a voting instruction card for shares of common stock held in “street name.” Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares of common stock are voted.

What is the difference between a shareholder of record and a shareholder who holds shares in “street name”?

If your shares of common stock are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company (“Continental Stock”), then you are considered a shareholder of record with respect to those shares. The Notice of Internet Availability of Proxy Materials, and, if requested, any printed copies of the proxy materials, including any proxy cards, have been sent directly to you by Continental Stock at our request. As the shareholder of record, you have the right to grant your voting proxy directly to us or to a third party, or to vote in person at the Annual Meeting.

If your shares of common stock are held in a brokerage account, by a bank or by another nominee, then the nominee is considered the record holder of those shares. You are considered the beneficial owner of those shares, and such shares are held in “street name.” As the beneficial owner of those shares, you have the right to direct your broker, bank or nominee how to vote and you also are invited to attend the Annual Meeting. However, because a beneficial owner is not the shareholder of record, you may not vote those shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. The Notice of Internet Availability of Proxy Materials and, if applicable, any printed copies of the proxy materials, including voting instructions, are being forwarded to you by your nominee.

What is a broker non-vote?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If you hold your shares of common stock in “street name”, then your broker has discretionary authority to vote your shares only with respect to Proposal 3 (the ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm for the year ending December 31, 2022). In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares of common stock with respect to Proposal 1 (election of directors) and Proposal 2 (Say-on-Pay).

How do I vote?

If you are a shareholder of record, then you may vote your shares of common stock in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. The ballot will be provided at the Annual Meeting. To vote by proxy, you have two ways to vote:

•

Via the Internet: You may vote your proxy over the Internet by visiting the website www.cstproxyvote.com. Have the Notice of Internal Availability of Proxy Materials or, if applicable, the proxy card that may have been provided to you, in hand when you access the website and follow the instructions for Internet voting on that website. You may also access the website using your mobile phone and the instructions on the Notice of Internet Availability of Proxy Materials; or

•

Via Mail: If you receive or request a paper copy of the proxy materials by mail, then you may vote by indicating on the proxy card(s) applicable to your shares of common stock how you want to vote and signing, dating and mailing your proxy card(s) in the enclosed pre-addressed postage-paid envelope as soon as possible to ensure that it will be received in advance of the Annual Meeting.

Please refer to the specific instructions set forth in your Notice of Internet Availability of Proxy Materials or proxy card for additional information on how to vote. When you vote via Internet or mail, you will direct the Proxy Holders to vote your shares of common stock at the Annual Meeting in accordance with your instructions.

Your proxy card will be valid only if you sign, date and return it before the Annual Meeting. Please note that Internet voting will close at 11:59 p.m., Eastern Time, on February 13, 2023. If you complete all of the proxy card except for one or more of the voting instructions, then the Proxy Holders will vote your shares “FOR” each proposal for which you provide no voting instructions. If any other matters properly come before the Annual Meeting, then the Proxy Holders will vote your shares in accordance with their discretion. The Board is not aware of any other matters that are likely to be brought before the Annual Meeting.

If you hold your shares in “street name,” then your bank, broker or other nominee should provide to you a voting instruction card along with our proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you complete the voting instruction card except for one or more of the voting instructions, then your broker will be unable to vote your shares with respect to the proposal as to which you provide no voting instructions, except that the broker has the discretionary authority to vote your shares with respect to Proposal 3 (the ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm for the year ending December 31, 2022).

If your shares of common stock are held in “street name,” then your ability to vote over the Internet depends on your broker’s voting process. You should follow the instructions on your voting instruction card.

Alternatively, if you hold your shares in “street name” and you want to vote your shares in person at the Annual Meeting, then you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a shareholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, then you will not be able to vote your nominee-held shares in person at the Annual Meeting.

Can I vote my shares of common stock in person at the Annual Meeting?

Yes. If you are a shareholder of record, then you may vote your shares of common stock at the Annual Meeting by completing a ballot at the Annual Meeting.

If you hold your shares of common stock in “street name,” then you may vote your shares at the Annual Meeting only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the shares as discussed above.

Even if you currently plan to attend the Annual Meeting, we recommend that you also vote via Internet or return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

What if I do not specify how I want my shares of common stock voted?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares of common stock on one or more proposals, then the Proxy Holders will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

•	“FOR” the election of the six director nominees named in this Proxy Statement (Proposal 1);

•	“FOR” the approval, on an advisory basis, of our executive compensation (Proposal 2); and

•	“FOR” the ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm for the year ending December 31, 2022 (Proposal 3).

If you are a “street name” holder and do not provide voting instructions on one or more proposals, then your bank, broker or other nominee will be unable to vote those shares on Proposal 1 (election of directors) and Proposal 2 (Say-on-Pay). The nominee will have discretion to vote on Proposal 3 (the ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm for the year ending December 31, 2022).

Can I change my vote or revoke my proxy after submission?

Yes. Regardless of the method used to cast a vote, if you are a shareholder of record, then you may change your vote or revoke your proxy by:

•

Delivering to us, at any time before the Annual Meeting is called to order, a written notice of revocation addressed to Regional Health Properties, Inc., 454 Satellite Boulevard NW, Suite 100, Suwanee, Georgia 30024, Attention: Corporate Secretary;

•

Casting a new vote over the Internet by visiting the website www.cstproxyvote.com and following the instructions in your Notice of Internet Availability of Proxy Materials or, if applicable, the proxy card that may have been provided to you, before the Internet voting deadline of 11:59 p.m., Eastern Time, on February 13, 2023;

•	Completing, signing and returning a new proxy card with a later date than your original proxy card, if applicable, no later than the time the Annual Meeting is called to order; or

•

Attending the Annual Meeting and voting in person. Your attendance alone at the Annual Meeting will not revoke your proxy unless you give written notice of revocation to the Corporate Secretary of the Company before the Annual Meeting is called to order.

If your shares of common stock are held in “street name” and you desire to change any voting instructions you have previously given to the record holder of the shares of which you are the beneficial owner, then you should contact the broker, bank or other nominee holding your shares in “street name” in order to direct a change in the manner your shares will be voted.

Who will count the votes?

A representative of Continental Stock will act as the inspector of election and count the votes.

What do I need to do if I want to attend the Annual Meeting?

You do not need to make a reservation to attend the Annual Meeting. However, attendance at the Annual Meeting is limited to shareholders or their designated representatives. If your shares of common stock are held in “street name,” then you must bring a statement from your bank, broker or other nominee evidencing your beneficial ownership as of the record date to gain admission to the Annual Meeting. We reserve the right to limit the number of designated representatives who may attend the Annual Meeting.

Is this Proxy Statement the only way proxies are being solicited?

In addition to the solicitation of proxies by use of electronic and mail distribution, if deemed advisable, our directors, officers and employees may solicit proxies personally or by telephone or other means of communication, without being paid additional compensation for such services. This proxy solicitation is made by the Board, and all costs and expenses incurred in connection with the solicitation are being borne by the Company. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expense in forwarding our proxy materials to beneficial owners of the common stock.

Does the Company participate in householding?

A single set of proxy materials, along with individual proxy cards, or individual Notices of Internet Availability of Proxy Materials, will be delivered in one envelope to multiple shareholders of record having the same last name and address, unless contrary instructions have been received from an affected shareholder. This is referred to as “householding.” We believe this procedure provides greater convenience to our shareholders and saves money by reducing our printing and mailing costs and fees. If you would like to enroll in this service or receive individual copies of all documents, then please contact Continental Stock by phone at (917) 262-2373, by e-mail at www.proxy@continentalstock.com or by mail at the following address: 1 State Street 30th Floor, New York, New York 10004. Alternatively, if you participate in householding and would like to revoke your consent or otherwise would like to receive separate copies of our proxy materials, then please contact Continental Stock as described above and we will promptly deliver them to you upon your written or oral request.

A number of brokerage firms have instituted householding. If you are a beneficial holder, then please contact your broker, bank or other nominee to request information about householding.

Important Notice Regarding the Availability of Proxy Materials for the 2022 Annual Meeting of Shareholders to be Held on Tuesday, February 14, 2023: Our 2022 proxy materials and the 2021 Annual Report are available free of charge at

https://www.cstproxy.com/regionalhealthproperties/2022.

PROPOSAL 1:

ELECTION OF DIRECTORS

General

Our Amended and Restated Bylaws (the “Bylaws”) provide that the number of directors shall be no less than three and no greater than twelve and may be fixed by resolution of the Board from time to time. Our Amended and Restated Articles of Incorporation, as amended (the “Articles”), and Bylaws provide that each director shall be elected at each annual meeting of shareholders and shall hold office until the next annual meeting of shareholders and until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal. We currently have four directors on the Board, each of whom were elected by the shareholders of the common stock at the Company’s 2021 Annual Meeting of Shareholders.

Nominees for Director

The following directors are standing for re-election, having been elected at the 2021 Annual Meeting of Shareholders, and having been selected by the Board, upon the recommendation of its Nominating and Corporate Governance Committee (the “Nominating Committee”): Michael J. Fox, Brent Morrison, Kenneth W. Taylor and David A. Tenwick. In addition, Kenneth S. Grossman and Steven L. Martin are standing for election for the first time, having been recommended to the Nominating Committee by the holders of Series A Preferred Stock and nominated by the Nominating Committee to stand for election. All nominees have consented to being named in this Proxy Statement and to serve if elected.

Mr. Grossman and Mr. Martin are nominees recommended by the holders of the Series A Preferred Stock. Pursuant to the Articles, if dividends on the Series A Preferred Stock are in arrears for four or more consecutive or non-consecutive dividend periods, the holders of the Series A Preferred Stock will be entitled to vote for the election of two additional directors at a special meeting called by the Company at the request of the holders of record of at least 25% of the outstanding shares of Series A Preferred Stock and all subsequent shareholder meetings until the second consecutive dividend payment date following such time as the Company has paid all accumulated and unpaid dividends on the Series A Preferred Stock. While the holders of record of at least 25% of the outstanding shares of Series A Preferred Stock have not requested such a special meeting, the Board, upon recommendation of the Nominating Committee, has nominated Mr. Grossman and Mr. Martin to stand for election at the Annual Meeting.

If elected, each director will serve until the 2023 Annual Meeting and until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal, other than Mr. Grossman and Mr. Martin, who will serve until the second consecutive dividend payment date following such time as the Company has paid all accumulated and unpaid dividends on the Series A Preferred Stock. Certain information about each director nominee’s experience, qualifications and skills are set forth below.

Name	Age	Occupation	Independent	Director Since	Committee Memberships

Michael J. Fox*	45	Chief Executive Officer of Park City Capital, LLC	Yes	October 2013	Audit Compensation Nominating**

Kenneth S. Grossman	66	Senior Managing Director of Steppingstone Group, LLC	Yes	N/A

Steven L. Martin	65	Private Investor	Yes	N/A

Brent Morrison	46	Chief Executive Officer, President, Corporate Secretary and Director of the Company, and Managing Director of Zuma Capital Management LLC	No	October 2014

Kenneth W. Taylor***	61	Chief Financial Officer of Construction Forms, Inc.	Yes	February 2018	Audit** Compensation Nominating

David A. Tenwick	85	Founder of the Company and independent business consultant	Yes	August 1991	Audit Compensation** Nominating

*	Lead Independent Director
**	Committee Chair
***	Audit Committee Financial Expert

For additional information about the director nominees and their experience, qualifications and skills, see “Board of Directors — Directors and Director Nominees.” For arrangements regarding the directors’ service as directors, see “Board of Directors — Arrangements with Directors Regarding Election.”

Each director will be elected by a plurality of the votes cast. The six director nominees receiving the greatest number of votes will be elected to the Board. Unless otherwise instructed, the Proxy Holders will vote the proxies held by them “FOR” the election to the Board of the director nominees named above. If any director nominee is unable to serve, then proxies may be voted for a substitute nominee selected by the Board. The Board has no reason to believe that any director nominee will not be able to serve if so elected.

The Board recommends a vote “FOR” the election to the Board of each of the director nominees named above (Proposal 1).

PROPOSAL 2:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), we are providing to shareholders an opportunity to cast a non-binding, advisory vote on the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s compensation disclosure rules. This is commonly known as a “Say-on-Pay” vote.

Our executive compensation programs are designed to: (i) motivate, retain and recruit the executive talent needed to drive shareholder value and help us grow our business; (ii) reward the achievement of short-term and long-term performance goals; (iii) establish an appropriate relationship between executive pay and short-term and long-term performance; (iv) balance salary and incentive compensation to encourage performance; and (v) align the interests of our named executive officers with those of our shareholders. See “Executive Compensation” for additional details about our executive compensation programs, including information about the 2021 compensation of our named executive officers.

We are asking shareholders to indicate their support for the compensation of our named executive officers as disclosed in this Proxy Statement. This Say-on-Pay vote gives shareholders the opportunity to express their views on our executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation policies and practices described in this Proxy Statement. Accordingly, we will ask shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the shareholders of Regional Health Properties, Inc. approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the “Executive Compensation” section of the proxy statement for the 2022 Annual Meeting of Shareholders pursuant to the SEC’s compensation disclosure rules, which disclosure includes the compensation tables and narrative discussion.”

The Say-on-Pay vote is advisory and, therefore, not binding on the Company, the Board or the Compensation Committee. The Board and the Compensation Committee value the opinions of our shareholders. To the extent there is a significant vote against the compensation of our named executive officers as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

At our Annual Meeting of Shareholders in 2019, our shareholders approved a three-year frequency for say-on-pay proposals. Accordingly, we presently hold say-on-pay votes every three years.

Approval, on an advisory basis, of the compensation of our named executed officers as disclosed above requires that the votes cast in favor of Proposal 2 exceed the votes cast against Proposal 2. Unless otherwise instructed, the Proxy Holders will vote proxies held by them “FOR” the approval of the compensation of our named executive officers as described above.

The Board recommends a vote “FOR” the advisory vote on executive compensation (Proposal 2).

PROPOSAL 3:

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board (the “Audit Committee”) has authority to retain and terminate the Company’s independent registered public accounting firm. The Audit Committee appointed Cherry Bekaert as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2022. The Audit Committee considered a number of factors in determining to appoint Cherry Bekaert as our independent registered public accounting firm, including the firm’s professional qualifications and resources, past performance, expertise in our industry, tenure and capability in handling the breadth and complexity of our business.

Although shareholder ratification of the appointment of Cherry Bekaert is not required, the Audit Committee and the Board are submitting the selection of Cherry Bekaert for ratification to obtain the view of the shareholders with respect to this matter. If the shareholders do not ratify the appointment of Cherry Bekaert, then the Audit Committee will evaluate whether to select a different independent auditor.

Representatives of Cherry Bekaert are expected to be present at the Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate shareholder questions.

Approval of the ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm requires that the votes cast favoring Proposal 3 exceed the votes cast opposing Proposal 3. Unless otherwise instructed, the Proxy Holders will vote the proxies held by them “FOR” Proposal 3.

The Board recommends a vote “FOR” the ratification of Cherry Bekaert as our independent registered public accounting firm for the year ending December 31, 2022 (Proposal 3).

GOVERNANCE

Board Structure

Our Articles and Bylaws provide the Board with flexibility to select the appropriate leadership structure for the Company. The Board does not have a policy as to whether the roles of Chairman of the Board and Chief Executive Officer should be separate or combined, or whether the Chairman of the Board should be a management or a non-management director. Currently, the Board does not have a Chairman of the Board.

Mr. Fox serves as the Lead Independent Director of the Board (the “Lead Independent Director”). As the primary interface between management and the Board, the Lead Independent Director serves as a key contact for the independent directors, thereby enhancing the Board’s independence from management. In addition, the Lead Development Director provides a valuable counterweight to a combined Chairman and Chief Executive Officer role, when we have such a dual role as we have had from time to time. The Lead Independent Director’s responsibilities include as applicable, among other things:

•	Consulting with the Chairman of the Board (or the Chief Executive Officer, if there is no Chairman of the Board) regarding the agenda for Board meetings;

•	Scheduling and preparing agendas for meetings of non-management directors;

•	Presiding over meetings of non-management directors and executive sessions of meetings of the Board from which employee directors are excluded;

•	Acting as principal liaison between non-management directors and the Chairman of the Board (or the Chief Executive Officer, if there is no Chairman of the Board) on sensitive issues; and

•	Raising issues with management on behalf of the non-management directors when appropriate.

The Board employs a number of corporate governance measures to provide an appropriate balance between the respective needs for the operational and strategic leadership provided by management directors, on one hand, and the oversight and objectivity of independent directors, on the other. These corporate governance measures include having a Lead Independent Director with the responsibilities described above, having all of our standing Board committees consist entirely of independent directors, and having each independent director serve on Board committees. Further: (i) all directors play an active role in overseeing the Company’s business both at the Board and committee levels; (ii) directors have full and free access to members of management; and (iii) each of the Board committees has the authority to retain independent financial, legal or other experts as it deems necessary. Also, the Lead Independent Director holds separate executive sessions of non-management directors and independent directors as he deems necessary.

The Board believes that not having a Chairman of the Board and having a Lead Independent Director is the most appropriate leadership structure for the Company at this time because of the small size of the Board.

Independence of Directors and Director Nominees

The NYSE American listing standards require that at least 50% of the members of a listed company’s board of directors qualify as “independent,” as defined under NYSE American rules and as affirmatively determined by the Board. After review of all the relevant transactions and relationships between each director (and his family members) and the Company, senior management and our independent registered public accounting firm, the Board affirmatively determined that, at all times during the year ended December 31, 2021, and through the date of this Proxy Statement, each of Messrs. Fox, Grossman, Martin, Taylor and Tenwick was independent within the meaning of applicable NYSE American rules.

For purposes of determining the independence of Mr. Fox, the Board considered the letter agreement, dated October 1, 2013, among the Company, Mr. Fox and an affiliate of Mr. Fox regarding his service as a director. See “Board of Directors — Arrangements with Directors Regarding Election.”

For purposes of determining the independence of Mr. Grossman and Mr. Martin, the Board considered the relationships described under “Certain Relationships and Related Party Transactions—Related Party Transactions.”

Director Nomination Process

With respect to the director nomination process, the Nominating Committee’s responsibilities include reviewing the size and overall composition of the Board and recommending changes to the Board; identifying and recommending to the Board qualified individuals to become Board members; making recommendations to the Board with respect to retirement arrangements or policies for Board members; monitoring and reviewing any issues relating to the independence of directors; considering director candidates recommended by shareholders; assisting the Board in developing processes and procedures for evaluating Board nominees recommended by shareholders; and recommending to the Board individuals qualified to fill vacancies.

The Nominating Committee has not established specific minimum age, education, years of business experience or specific types of skills for potential director candidates but, in general, expects qualified candidates will have ample experience and a proven record of business success and leadership. Director candidates will be evaluated based on their financial literacy, business acumen and experience, independence for purposes of compliance with SEC rules and the NYSE American listing standards and their willingness, ability and availability for service, as well as other criteria established by the Nominating Committee. The Nominating Committee believes that continuity in leadership maximizes the Board’s ability to exercise meaningful oversight. Because qualified incumbent directors are generally uniquely positioned to provide shareholders the benefit of continuity of leadership and seasoned judgment gained through experience as a director, the Nominating Committee will generally consider as potential candidates those incumbent directors interested in standing for re-election who they believe have satisfied director performance expectations, including regular attendance at, preparation for and meaningful participation in meetings of the Board and its committees.

The Nominating Committee will consider the recommendations of shareholders regarding potential director candidates. Any shareholder who wishes to have the Nominating Committee consider a candidate for election by the Board is required to give written notice of his or her intention to make such a nomination. For a description of the procedures required to be followed for a shareholder to nominate a potential director candidate, see “Additional Information — Procedures for Business Matters and Director Nominations for Consideration at the 2023 Annual Meeting.” A proposed nomination that does not comply with these procedures will not be considered by the Nominating Committee. There are no differences in the manner in which the Nominating Committee considers or evaluates director candidates it identifies and director candidates who are recommended by shareholders.

Board Diversity

The Nominating Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the members of the Nominating Committee will consider and discuss diversity, among other factors, with a view toward the role and needs of the Board as a whole. When identifying and recommending director nominees, the members of the Nominating Committee generally will view diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint and perspective, professional experience, education, skill and other qualities or attributes that together contribute to the functioning of the Board. The Nominating Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the goal of creating a Board that best serves the needs of the Company and its shareholders.

Risk Oversight

The Board oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance shareholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the full Board in setting our business strategy is a key part of the Board’s risk oversight and method for determining what constitutes an appropriate level of risk for us. Risk is assessed throughout the business, focusing on three primary areas of risk: financial risk, legal/compliance risk and operational/strategic risk.

While the Board has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls, and receives an annual risk assessment report from an outside consultant. The Nominating Committee’s risk oversight responsibilities include recommending qualified nominees to be elected to the Board by our shareholders, reviewing and assessing periodically our policies and practices on corporate governance, and overseeing an annual evaluation of the Board. In addition, in setting compensation, the Compensation Committee strives to create a combination of short-term and longer-term incentives that encourage a level of risk-taking behavior consistent with our business strategy.

Code of Ethics

We have adopted a written code of conduct, our Code of Business Conduct and Ethics, which is applicable to all our directors, officers and employees (including our principal executive officer, principal financial officer, principal accounting officer or controller, and any person performing similar functions). Our Code of Business Conduct and Ethics is available in the corporate governance subsection of the Investor Relations page of our website at www.regionalhealthproperties.com and also may be obtained, without charge, by contacting the Corporate Secretary, Regional Health Properties, Inc., 454 Satellite Boulevard NW, Suite 100, Suwanee, Georgia 30024.

Insider Trading Policy and Hedging

We have adopted an Insider Trading Policy which, among other things, prohibits our officers, directors and employees from trading our securities on a short-term basis, purchasing our securities on margin, engaging in short sales with respect to our securities, and buying or selling puts or calls with respect to our securities. We have not otherwise adopted any practices or policies regarding the ability of our officers, directors and employees to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.

Communication with the Board and its Committees

The Board welcomes communications from shareholders and interested parties. Shareholders and interested parties may send communications to the Board, any of its committees or one or more individual directors, in care of the Corporate Secretary, Regional Health Properties, Inc., 454 Satellite Boulevard NW, Suite 100, Suwanee, Georgia 30024. Any correspondence addressed to the Board, any of its committees or to any one of our directors in care of our offices will be forwarded to the addressee without review by management.

BOARD OF DIRECTORS

Directors and Director Nominees

Set forth below is, as of the date of this Proxy Statement, certain biographical information for each of our six director nominees, as well as a description of the experiences, qualifications, attributes or skills that caused the Nominating Committee and the Board to determine that each individual should serve as a director.

Michael J. Fox. Mr. Fox, age 45, has served as a director since October 2013 and Lead Independent Director since April 2015. Mr. Fox is the Chief Executive Officer of Park City Capital, LLC (“Park City”), a value-oriented investment management firm he founded in June 2008, and co-founder of Julie’s Real Foods LLC, which was founded in December 2015. From 2000 to 2008, Mr. Fox worked at J.P. Morgan in New York, most recently as Vice President and Senior Business Services Analyst. As J.P. Morgan’s Senior Business Services Analyst, Mr. Fox headed the firm’s Business Services equity research group from 2005 to 2008. From 2000 to 2005, Mr. Fox was a member of J.P. Morgan’s Leisure equity research group, which was consistently recognized by Institutional Investor’s All America Research Team. Mr. Fox also served on the board of directors of Resonant Inc. from February 2016 to March 2022. Mr. Fox’s expertise and background in the financial and equity markets and his involvement in researching the commercial real estate industry provide experience that the Board considers valuable.

Kenneth S. Grossman. Mr. Grossman, age 66, has been nominated to stand for election as a director for the first time at the Annual Meeting. Mr. Grossman is an investor and attorney specializing in companies undergoing and/or emerging from restructuring or reorganization. He serves as Senior Managing Director of Steppingstone Group, LLC, an investment partnership formed in 2016 with the principals of Brookstone Partners, a private equity investor, to jointly pursue opportunities in distressed debt and restructuring of operating companies. Mr. Grossman has been engaged in the investment and management of capital as a buy-side principal since 1990. Since 2017, Mr. Grossman has served on the boards of several public and private companies, including Lehman Bros. Special Finance, Barnwell Industries, Inc., Performance Sports Group and Nebraska Book Company and has managed capital for Steppingstone Group, LLC, as well as other private partnerships. Mr. Grossman has served as an independent director of both private and public companies, and as a member of creditor, bank group and shareholder committees for other businesses. Mr. Grossman’s experience includes a strong network of relationships and management roles involving large portfolios in this investment sector maintained by multi-strategy and arbitrage firms. Admitted to the New York Bar in 1982, Mr. Grossman practiced law with Shea & Gould until 1989, where he specialized in bankruptcy, creditor’s rights and commercial litigation. In 1989, Mr. Grossman became affiliated with Balfour Investors where he began managing investments in companies undergoing financial and operational restructuring. He served as senior portfolio manager for several large investment partnerships from 1996 through 2009, including for Alpine Associates, Del Mar Asset Management and Ramius. More recently, Mr. Grossman utilized that experience in leadership roles and as a director of Lehman Brothers Special Finance, Inc. and Signature Group Holdings, Inc. (formerly Fremont General Corporation), as they emerged from Chapter 11 bankruptcy. Mr. Grossman’s extensive background in corporate financial and operational restructurings and related capital markets relationships and experience will add valuable insights and knowledge beneficial to the Company and the Board.

Steven L. Martin. Mr. Martin, age 65, has been nominated to stand for election as a director for the first time at the Annual Meeting. Mr. Martin has worked in the private sector since 2011 managing personal equity/debt accounts and those of friends and family, including public, private and restructurings. Prior to working in the private sector, Mr. Martin worked for Kings Point Capital Management, LLC, a wealth management firm, from October 2015 to March 2016, as a Managing Partner for Slater Capital Management, LLC, from 1996 to 2010, and as a Partner and Retail/Consumer Analyst for Lafer Equity Partners from 1994 to 1996. Mr. Martin is a seasoned investment professional with more than 30 years of experience, primarily in equities, both public and private. Mr. Martin also serves as a board member and Treasurer of a New York City cooperative. Mr. Martin’s expertise and background in the financial markets will provide experience that the Board considers valuable.

Brent Morrison. Mr. Morrison, age 46, has served as the Company’s Chief Executive Officer and President since March 25, 2019, as the Company’s Interim Chief Executive Officer and Interim President from October 18, 2017 to March 24, 2019, as a director since October 2014 and as the Company’s Corporate Secretary since December 30, 2022. Mr. Morrison is currently the Managing Director of Zuma Capital Management LLC, a financial advisory firm, a position he has held since 2012. Prior thereto, Mr. Morrison was a Research Analyst for Wells Fargo Advisors from 2012 to 2013, the Senior Research Analyst at the Strome Group, a private investment firm, from 2009 to 2012, a Research Analyst at Clocktower Capital, LLC, a global long/short equity hedge fund based in Beverly Hills, California, from 2007 to 2009 and a Vice President of Wilshire Associates, a financial consulting firm, from 1999 to 2007. Mr. Morrison also served on the board of directors of iPass Inc., which provides global enterprises and telecommunications carriers with cloud-based mobility management and Wi-Fi connectivity services, from May 2015 to June 2016. Mr. Morrison’s expertise and background in the financial and equity markets provide experience that the Board considers valuable.

Kenneth W. Taylor. Mr. Taylor, age 61, has served as a director since February 2018. Mr. Taylor has served as the Chief Financial Officer of Construction Forms, Inc., a manufacturer that provides concrete pumping systems and accessories for organizations, since January 2022. Previously, Mr. Taylor served as the Chief Financial Officer of H-E Parts International, a division of Hitachi Ltd and a leading supplier of parts, re-manufactured components and equipment to the global mining, heavy construction and energy industries, from March 2019 to December 2021. Prior to H-E Parts International, Mr. Taylor served as Chief Operations Officer and Chief Financial Officer for Cellairis, a leading supplier of mobile device accessories and repair services through 500 domestic and international franchisee operated company-leased stores since June 2012. Previously, Mr. Taylor served as Chief Operation Officer and Chief Financial Officer, for Anisa International, Inc., a leading manufacturer of cosmetic brushes, from 2009 to 2012, as Chief Financial Officer for InComm Holdings, Inc., a leading supplier of prepaid and gift cards products and networks, from 2004 to 2009, as Chief Financial Officer for The Edge Flooring, a private equity-backed flooring startup manufacturer, from 2003 to 2004, Chief Financial Officer for Numerex Corporation, a leading supplier of IoT products and gateways, from 2002 to 2003, as Chief Financial Officer for Rodenstock NA, Inc., a startup ophthalmic lens manufacturer, from 2001 to 2002, as Corporate Controller for Scientific Games Corporation, a leading supplier of products and services to the global lottery industry, from 1987 to 2000. Since 2010, Mr. Taylor has also served as a director for Thanks Again, LLC, a leading supplier of loyalty and consumer engagement services to global airports. Mr. Taylor’s business and principal financial officer experience provide experience that the Board and the Audit Committee consider valuable, including providing insight in the areas of finance, financial reporting, accounting and risk management.

David A. Tenwick. Mr. Tenwick, age 85, is our founder and has served as a director since our organization was founded in August 1991. Mr. Tenwick also served as Chairman of the Board from our founding until March 2015 and as the Company’s Interim Chief Executive Officer and President from June 1, 2014 to November 1, 2014. Prior to our founding, Mr. Tenwick was an independent business consultant from 1982 to 1990. In this capacity, he has served as a director and an officer of several businesses, including Douglass Financial Corporation, a surety company, and AmeriCare Health & Retirement, Inc., a long-term care management company. From 1967 until 1982, Mr. Tenwick was a director and an officer of Nucorp Energy, Inc., a company which he co-founded. Nucorp Energy was a public company that invested in oil and gas properties and commercial and residential real estate. Prior to founding Nucorp

Energy, Mr. Tenwick was an enforcement attorney for the SEC. Mr. Tenwick is a member of the Ohio State Bar Association and was a founding member of the Ohio Assisted Living Association, an association that promotes high quality assisted living throughout the State of Ohio. Mr. Tenwick’s tenure with the Company and legal and business background provide experience that the Board considers valuable.

Arrangements with Directors Regarding Election

On October 1, 2013, we entered into a letter agreement (the “Fox Agreement”) with Park City and Mr. Fox, pursuant to which the Board appointed Mr. Fox as a director of the Company effective October 23, 2013.

Pursuant to the Fox Agreement, for so long as Mr. Fox serves on the Board as a nominee of the Board, Park City shall take such action as may be required so that all of the capital stock of the Company which is entitled to vote generally in the election of directors (the “Voting Securities”) and is beneficially owned by Park City, or any person who, within the meaning of Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is “controlling,” “controlled by” or “under common control with” Park City (the “Park City Group”), is voted in favor of each of the Board’s nominees to the Board at any and all meetings of our shareholders or at any adjournment or postponement thereof or in any other circumstance in connection with which a vote, consent or other approval of holders of Voting Securities is sought with respect to the election of any nominee to the Board.

In addition, for so long as Mr. Fox serves on the Board as a nominee of the Board, Park City will not do or agree or commit to do (or encourage any other person to do or agree or commit to do) and will not permit any member of the Park City Group or any affiliate or associate thereof to do or agree or commit to do (or encourage any other person to do or agree or commit to do) any of the following:

(i) solicit proxies or written consents of shareholders with respect to any Voting Securities, or make, or in any way participate in, any solicitation of any proxy to vote any Voting Securities (other than as conducted by us), or become a participant in any election contest with respect to us;

(ii) seek to call, or request the call of, a special meeting of shareholders or seek to make, or make, any shareholder proposal at any meeting of shareholders that has not first been approved in writing by the Board;

(iii) make any request or seek to obtain, in any fashion that would require public disclosure by us, Park City or their respective affiliates, any waiver or amendment of any provision of the Fox Agreement or take any action restricted thereby; and

(iv) except as permitted by the Fox Agreement, make or cause to be made any statement or announcement that constitutes an ad hominem attack on us or our officers or directors in any document or report filed with or furnished to the SEC or any other governmental agency or in any press release or other publicly available format.

Furthermore, pursuant to the Fox Agreement, for so long as Mr. Fox serves on the Board as a nominee of the Board, Mr. Fox agrees to comply with all applicable policies and guidelines of the Company and, consistent with his fiduciary duties and his obligations of confidentiality as a member of the Board, to refrain from communicating to anyone any nonpublic information about us that he learns in his capacity as a member of the Board (which agreement shall remain in effect after Mr. Fox leaves the Board). Notwithstanding the foregoing, Mr. Fox may communicate such information to any member of the Park City Group who agrees to be bound by the same confidentiality restrictions applicable to Mr. Fox, provided that Mr. Fox shall be liable for any breach of such confidentiality by any such member. In addition, Mr. Fox has confirmed that each of the other members of the Park City Group has agreed not to trade in any of our securities while in possession of any nonpublic material information about us if and to the extent doing so would be in violation of applicable law or, without the prior written approval of the Board, to trade in any of our securities during any blackout period imposed by us.

Committees of the Board

The Board has three standing committees that assist it in carrying out its duties — the Audit Committee, the Compensation Committee and the Nominating Committee.

Each member of the Audit Committee, the Compensation Committee and the Nominating Committee is independent under the listing standards of the NYSE American. The charters of the Audit Committee, the Compensation Committee and the Nominating Committee are available on the Investor Relations page of our website at www.regionalhealthproperties.com and may also be obtained, without charge, by contacting the Corporate Secretary, Regional Health Properties, Inc., 454 Satellite Boulevard NW, Suite 100, Suwanee, Georgia 30024. The following chart shows the membership of our standing committees, as of the date of this Proxy Statement.

Name	Audit Committee	Compensation Committee	Nominating Committee
Michael J. Fox	√	√	Chair
Brent Morrison	—	—	—
Kenneth W. Taylor	Chair	√	√
David A. Tenwick	√	Chair	√

Audit Committee. The Audit Committee was established in accordance with Section 3(e)(58)(A) of the Exchange Act. The Audit Committee has the responsibility of reviewing our financial statements, evaluating internal accounting controls, reviewing reports of regulatory authorities and determining that all audits and examinations required by law are performed. The Audit Committee also approves the appointment of the independent auditors for the next fiscal year, approves the services to be provided by the independent auditors and the fees for such services, reviews and approves the auditor’s audit plans, reviews and reports upon various matters affecting the independence of the independent auditors and reviews with the independent auditors the results of the audit and management’s responses. The Board has determined that Mr. Taylor qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K of the Exchange Act, and that he is independent for purposes of the NYSE American rules with respect to audit committee members.

Compensation Committee. The Compensation Committee is responsible for establishing our compensation plans. The Compensation Committee’s duties include the development with management of benefit plans for our employees and the formulation of bonus plans and incentive compensation packages. The Compensation Committee approves the compensation of each senior executive and each member of the Board. In approving the compensation of each senior executive (other than the Chief Executive Officer), the Compensation Committee may consider recommendations made by the Chief Executive Officer. The Compensation Committee is also charged with the oversight of compensation plans and practices for all employees of the Company. The Compensation Committee relies upon data made available for the purpose of providing information on organizations of similar or larger scale engaged in similar activities. The purpose of the Compensation Committee’s activity is to assure that our resources are used appropriately to recruit and maintain competent and talented executives and employees able to operate and grow the Company successfully.

Nominating Committee. The Nominating Committee is responsible for evaluating and recommending to the Board qualified nominees for election as directors and qualified directors for committee membership, establishing evaluation procedures and conducting an annual evaluation of the performance of the Board, developing corporate governance principles, recommending those principles to the Board and considering other matters pertaining to the size and composition of the Board.

Director Attendance at Board, Committee and Annual Shareholder Meetings

During 2021, the Board held nine meetings, the Audit Committee held four meetings, the Compensation Committee held two meetings and the Nominating Committee did not hold any meetings. Each incumbent director attended at least 75% of the aggregate number of meetings held by the Board and by each of the committees on which he served during 2021. In addition, three directors serving at that time attended the Company’s 2021 Annual Meeting of Shareholders. Directors are expected to make reasonable efforts to attend the Company’s annual meeting of shareholders.

DIRECTOR COMPENSATION

Director Compensation and Reimbursement Arrangements

On January 12, 2022, the Board and the Compensation Committee approved the Company’s director compensation plan for the year ending December 31, 2022. Pursuant to this plan, 2022 director fees for all directors (excluding Mr. Morrison), were set at $37,500 payable in cash in monthly payments of $3,125.

On March 10, 2021, the Board and the Compensation Committee approved the Company’s director compensation plan for the year ended December 31, 2021. Pursuant to this plan, 2021 director fees for all directors (excluding Mr. Morrison), were set at $24,000 payable in cash in monthly payments of $2,000. In addition, each director (excluding Mr. Morrison) also received, or will receive, a payment of $1,000 in cash for each in-person Board meeting attended during the years ended December 31, 2021 and ending December 31, 2022. Directors are also reimbursed for travel and other out-of-pocket expenses in connection with their duties as directors.

Director Compensation Table

The following table sets forth information regarding compensation paid to our non-employee directors for the year ended December 31, 2021. Directors who are employed by us do not receive any compensation for their activities related to serving on the Board.

Name	Fees earned or paid in cash	Stock awards	All other compensation (1)	Total
Michael J. Fox	$24,000	—	—	$24,000
Kenneth W. Taylor	$24,000	—	$1,000	$25,000
David A. Tenwick	$24,000	—	—	$24,000

(1)	The amounts set forth reflect amounts reimbursed for in person attendance of Board meetings and the associated other out-of-pocket expenses in connection with their duties as directors.

The number of outstanding exercisable and unexercisable options and warrants, and the number of shares of unvested restricted stock, held by each of our non-employee directors as of December 31, 2021, are shown below:

	As of December 31, 2021
	Number of Shares Subject to Outstanding Options or Warrants		Number of Shares of Unvested Restricted Stock
Director	Exercisable	Unexercisable
Michael J. Fox (1)	6,129	—	—
Kenneth W. Taylor	—	—	—
David A. Tenwick (2)	2,315	—	—

(1)

Includes (i) an option to purchase 1,806 shares of common stock, with an expiration date of January 1, 2024, at an exercise price of $48.72 per share; and (ii) an option to purchase 4,323 shares of common stock, with an expiration date of December 17, 2024, at an exercise price of $46.80 per share.

(2)	Includes an option to purchase 2,315 shares of common stock, with an expiration date of January 1, 2024, at an exercise price of $48.72 per share.

EXECUTIVE COMPENSATION

Executive Officers

The following table sets forth certain information with respect to our current executive officer as of the date of this Proxy Statement. Our executive officer serves at the discretion of the Board, subject to applicable employment arrangements. See “Executive Compensation — Compensation Arrangements With Executive Officer.”

Name	Age	Position
Brent Morrison	46	Chief Executive Officer, President, Corporate Secretary and Director

For biographical information for Mr. Morrison, see “Board of Directors — Directors and Director Nominees.”

Executive Compensation Tables

Summary Compensation Table. The following table sets forth the compensation paid to, earned by or accrued for our named executive officers:

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)		All Other Compensation ($)		Total ($)
Brent Morrison*	2021	220,000	(1)	—	307,440	(2)	—		527,440
Chief Executive Officer, President, Corporate Secretary and Director
(principal executive officer)	2020	180,000		—	—		29,892	(3)	209,892
Benjamin A. Waites**	2021	175,000		49,000	307,440	(4)	—		531,440
Former Chief Financial Officer and Vice President
(former principal financial officer)	2020	54,665	(5)	—	—		—		54,665

*

Mr. Morrison, a director of the Company since October 2014, commenced serving as the Company’s Chief Executive Officer and President (and principal executive officer) on March 25, 2019 (when he became an employee of the Company) and commenced serving as the Corporate Secretary on December 30, 2022. Mr. Morrison previously served as the Company’s Interim Chief Executive Officer and Interim President (and principal executive officer) from October 18, 2017 until March 24, 2019 (during which time he was a non-employee, independent contractor to the Company).

**	Mr. Waites served as the Company’s Chief Financial Officer and Vice President (and principal financial officer) from September 8, 2020 until March 21, 2022.

(1)

Represents the amount of Mr. Morrison’s pro-rata annual salary of $220,000, paid to Mr. Morrison as an employee from July 1, 2021, through December 31, 2021 and pro-rata annual salary of $180,000, paid to Mr. Morrison as an employee from January 1, 2021 through June 30, 2021. See “Compensation Arrangements With Executive Officer” below.

(2)

Represents compensation paid to Mr. Morrison as an employee for the year ended December 31, 2021, in the form of a restricted stock grant of 24,000 shares of common stock, with a grant price of $12.81 per share, which vests as to one-third of the shares on January 1, 2022, January 1, 2023 and January 1, 2024. See “Compensation Arrangements With Executive Officer” below.

(3)	Represents $29,892 reimbursed for housing expenses in connection with Mr. Morrison’s duties as Chief Executive Officer and President. See “Compensation Arrangements With Executive Officer” below.
(4)

Represents compensation paid to Mr. Waites as an employee for the year ended December 31, 2021, in the form of a restricted stock grant of 24,000 shares of common stock, with a grant price of $12.81 per share, which vests as to one-third of the shares on January 1, 2022, January 1, 2023 and January 1, 2024.

(5)	Represents the amount of Mr. Waites’s pro-rata annual salary of $175,000, paid to Mr. Waites as an employee from September 8, 2020 through December 31, 2020.

Outstanding Equity Awards at Fiscal Year-End Table. The Outstanding Equity Awards at Fiscal Year-End table below sets forth information regarding the outstanding equity awards held by our named executive officers as of December 31, 2021:

	OPTION AWARDS				STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#)- Unexercisable	Option Exercise Price	Option Expiration Date	Equity Incentive Plan Award: Total Number of Unearned Shares, Units or Other Rights that have Not Vested		Equity Incentive Plan Award: Market or Payout Value of Unearned Shares, Units or Other Rights that have Not Vested
Brent Morrison	4,323	—	$46.80	12/17/2024	24,000	(1)	$108,240
Benjamin A. Waites	—	—	$—		24,000	(2)	$108,240

(1)	Restricted shares vest on the following schedule: 8,000 shares on January 1, 2022, 8,000 shares on January 1, 2023, and 8,000 shares on January 1, 2024.
(2)	Restricted shares vest on the following schedule: 8,000 shares on January 1, 2022, 8,000 shares on January 1, 2023, and 8,000 shares on January 1, 2024.

Compensation Arrangements With Executive Officer

Mr. Morrison. Mr. Morrison, a director of the Company since October 2014, commenced serving as the Company’s Chief Executive Officer and President (and principal executive officer) on March 25, 2019 and Corporate Secretary on December 30, 2022, and served as Interim Chief Executive Officer and Interim President (and principal executive officer) from October 18, 2017 to March 24, 2019.

On November 17, 2017, the Board and the Compensation Committee of the Board agreed to provide Mr. Morrison, as compensation for his service as a non-employee Interim Chief Executive Officer and Interim President, a cash payment in the amount of $15,000 per month, without withholdings, payable on a date to be determined by Mr. Morrison, as well as reimbursement for reasonable travel and other out-of-pocket expenses incurred by Mr. Morrison in connection with the performance of his duties as Interim Chief Executive Officer and Interim President.

On March 25, 2019, upon the Board’s appointment of Mr. Morrison as the Company’s Chief Executive Officer and President, the Board and the Compensation Committee determined that Mr. Morrison’s then-current compensation plan would remain place, with withholdings as an employee, until the Company negotiated and executed an employment agreement with Mr. Morrison.

On June 3, 2019, the Board approved a one-time bonus equal to three months of his current salary in the amount of $45,000 paid upon the closing of the sale of four healthcare properties to MED Healthcare Partners, LLC and upon repayment of the amounts owed to Pinecone Reality Partners II, LLC.

On July 1, 2021, the Company entered into an employment agreement with Brent Morrison (the “Morrison Employment Agreement”), pursuant to which, among other things: (i) the Company agreed to pay Mr. Morrison $220,000 per year, subject to increase by the Compensation Committee; (ii) Mr. Morrison is eligible to earn an annual bonus based on achievement of performance goals established by the Compensation Committee of up to 125% of his base salary; and (iii) the Company provides Mr. Morrison with such other benefits as other senior executives of the Company receive. Pursuant to the Morrison Employment Agreement, the Company agreed to employ Mr. Morrison for an initial term of three years.

Pursuant to the Morrison Employment Agreement, the Company granted to Mr. Morrison, subject to the 2020 Plan (as defined below): (i) on July 1, 2021, a restricted stock award of 24,000 shares of common stock, which vests in three equal installments on January 1, 2022, January 1, 2023 and January 1, 2024; and (ii) on January 1, 2022, a restricted stock award of 24,000 shares of common stock, which vests in two equal installments on January 1, 2023 and January 1, 2024. Pursuant to the Morrison Employment Agreement, the Company agreed to grant Mr. Morrison, subject to the 2020 Plan, (i) on January 1, 2023, an option to purchase 24,000 shares of common stock, which will vest immediately on the grant date; and (ii) on January 1, 2024, an option to purchase 24,000 shares of common stock, which will vest immediately on the grant date. The exercise price per share for the common stock subject to each option shall equal the Fair Market Value (as defined in the 2020 Plan) of a share of common stock on the respective dates of grant, unless the 2020 Plan requires a higher exercise price.

On December 16, 2020, at the 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”) of the Company, the Company’s shareholders approved the Regional Health Properties, Inc. 2020 Equity Incentive Plan (the “2020 Plan”). A description of the material terms of the 2020 Plan is set forth under “Proposal 2: Approval of the Regional Health Properties, Inc. 2020 Equity Incentive Plan” in the Company’s definitive proxy statement for the 2020 Annual Meeting, filed with the Securities and Exchange Commission on November 5, 2020 (the “2020 Proxy Statement”), which description is incorporated herein by reference. Such description is qualified in its entirety by reference to the 2020 Plan, a copy of which is filed as Appendix A to the 2020 Proxy Statement.

Pursuant to the Morrison Employment Agreement, upon termination of Mr. Morrison’s employment for any reason, the Company will pay Mr. Morrison: (i) unpaid salary earned through his termination date; (ii) any vacation time earned but not used as of his termination date in accordance with the Company’s policies as then in effect; (iii) reimbursement, in accordance with the Company’s policies and procedures, for business expenses incurred but not yet paid as of his termination date; (iv) except in the case of termination for cause, any annual bonus for any completed fiscal year to the extent not yet paid and earned; and (v) all other payments, benefits or fringe benefits to which he is entitled under the terms of the applicable arrangements and/or under applicable law (all of the foregoing clauses (i) through (v), the “Accrued Obligations”). If Mr. Morrison is terminated for cause, then the awards that were granted to but not yet vested or exercisable as of his termination date will be automatically forfeited.

If Mr. Morrison is terminated without cause, then (i) Mr. Morrison will be entitled to (a) the Accrued Obligations and (b) a severance payment equal to six months salary plus a bonus of 100% of Mr. Morrison’s salary for any completed fiscal year to the extent earned but not paid, (ii) to the extent Mr. Morrison participates in Company health programs, the Company will pay Mr. Morrison an amount in cash, on a monthly basis, equal to the Company’s portion of the premiums for Mr. Morrison’s health plan benefits for Mr. Morrison and any eligible dependents for a period of 12 months from his termination date, and (iii) equity awards shall automatically accelerate and become fully vested and exercisable as of his termination date. If Mr. Morrison is terminated without cause within one year following a change in control, the severance will be increased from six months salary to twelve months salary.

Compensation Arrangements With Former Executive Officer

Benjamin A. Waites. Mr. Waites resigned from the Company effective March 21, 2022, after serving as the Company’s Chief Financial Officer since September 8, 2020. Pursuant to a Separation and Release of Claims Agreement executed April 22, 2022 (the “Waites Separation Agreement”), the Company agreed to pay Mr. Waites: (i) salary and benefits through March 31, 2022, including the payout of any earned but unused paid time off in accordance with the Company’s usual policy and procedures; (ii) three months of base salary in accordance with the Company’s regular payroll practices; and (iii) a final additional payment of $24,000 within 30 days following the last base salary payment, subject to Mr. Waites compliance with the provisions of the Separation Agreement. Under the Separation Agreement, Mr. Waites agreed: (i) for a period of three months, to cooperate with the Company regarding matters arising out or, of related to, Mr. Waites’ service to the Company; and (ii) to customary confidentiality and non-disparagement covenants. Except as set forth in the Separation Agreement, Mr. Waites is not entitled to any further compensation or benefits.

On July 1, 2021, subject to the 2020 Plan, the Company granted to Mr. Waites a restricted stock award of 24,000 shares of common stock, which was to vest in three equal installments on January 1, 2022, January 1, 2023 and January 1, 2024. On January 1, 2022, subject to the 2020 Plan, the Company granted to Mr. Waites an option to purchase 24,000 shares of common stock at an exercise price of $4.51 per share, which was to vest in two equal installments on January 1, 2023 and January 1, 2024. Unearned awards were forfeited upon Mr. Waites’ separation.

Retirement Programs

The Company does not provide any retirement plans or programs.

AUDIT COMMITTEE MATTERS

Audit Committee Report

The Audit Committee reports as follows with respect to the audit of the Company’s consolidated financial statements for the year ended December 31, 2021:

The Audit Committee’s responsibility is to monitor and oversee the Company’s financial reporting, internal controls and audit functions, and it operates under a written charter adopted by the Board. The Audit Committee reviewed and discussed the consolidated financial statements for the year ended December 31, 2021, with management and Cherry Bekaert, the Company’s independent registered public accounting firm. Management is responsible for the presentation and integrity of the Company’s consolidated financial statements; selecting accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act); establishing and maintaining internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting for the year ended December 31, 2021; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting.

Cherry Bekaert was responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. The Audit Committee reviewed Cherry Bekaert’s Report of Independent Registered Public Accounting Firm included in the 2021 Annual Report related to Cherry Bekaert’s audit of the consolidated financial statements of the Company for the year ended December 31, 2021.

The Audit Committee has discussed with Cherry Bekaert the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”). In addition, Cherry Bekaert has provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and the Audit Committee has discussed with Cherry Bekaert the firm’s independence.

Based on the foregoing discussions with and reports of management and the independent registered accounting firm of the Company and the Audit Committee’s review of the representations of management, the Audit Committee recommended to the Board that the audited consolidated financial statements for the year ended December 31, 2021, be included in the 2021 Annual Report for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors,

Kenneth W. Taylor, Chair Michael J. Fox David A. Tenwick

Fees and Services of Our Independent Registered Public Accounting Firm

Pursuant to appointment by the Audit Committee, Cherry Bekaert have audited the financial statements of the Company and its subsidiaries for the years ended December 31, 2021 and 2020.

The following table sets forth the aggregate fees that Cherry Bekaert billed to the Company for the years ended December 31, 2021 and 2020. All of the fees were approved by the Audit Committee in accordance with its policies and procedures.

	December 31,
(Amounts in 000’s)	2021	2020
Audit fees (total)(1)	$207	$236
Audit-related fees (total)(2)	5	—
Tax fees	—	—
All other fees	—	—

Total fees	$212	$236

(1)

Audit fees include fees associated with professional services rendered for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s quarterly reports on Form 10-Q.

(2)	Audit related fees include fees for additional services related to acquisitions, registration statements and other regulatory filings.

Pre-Approval Policy

The Audit Committee is required to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to completion of the audit.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions

Messrs. Grossman and Martin are affiliated with holders of the Company’s Series A Preferred Stock. Consistent with the rights of the holders of the Series A Preferred Stock to designate two members of the Board of Directors, Messrs. Grossman and Martin have requested that they be nominated as directors of the Company. The Company previously negotiated with certain of the holders of the Series A Preferred Stock, including affiliates of Messrs. Grossman and Martin, the terms of the exchange offer considered by shareholders during 2022 and expect to continue those negotiations in the near term.

For a description of the arrangements between the Company and Mr. Fox regarding his service as a director, see “Board of Directors — Arrangements With Directors Regarding Election.”

Approval of Related Party Transactions

The foregoing transaction was approved by the independent members of the Board without the related party having input with respect to the discussion of such approval. In addition, the Board believes that the foregoing transaction was necessary for the Company’s business and is on terms no less favorable to the Company than could be obtained from independent third parties. The Company’s policy requiring that independent directors approve any related party transaction is not documented in writing but has been the Company’s consistent practice.

STOCK OWNERSHIP

Beneficial Ownership Table

The following table furnishes information, as of the record date, as to shares of the common stock beneficially owned by: (i) each person or entity known to us to be the beneficial owner of more than 5% of the common stock; (ii) each of our director nominees, directors and our named executive officers; and (iii) our directors and executive officers as a group. As of the record date, there were 1,794,908 shares of the common stock outstanding. None of our director nominees, directors or named executive officers beneficially owns any shares of Series A Preferred Stock.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)		Percent of Outstanding Common Stock (2)
Directors and Named Executive Officers:
Michael J. Fox	84,121	(3)	4.7%
Kenneth S. Grossman	0		*
David A. Tenwick	30,300	(4)	1.7%
Steven L. Martin	0		*
Brent Morrison	64,370	(5)	3.6%
Kenneth W. Taylor	9,562	(6)	*

All Directors and Executive Officers as a Group:	188,353		10.4%

*	Less than one percent.
(1)	Except as otherwise specified, each individual has sole and direct beneficial voting and dispositive power with respect to shares of the common stock indicated.
(2)	Percentage is calculated based on 1,794,908 shares of common stock outstanding as of December 27, 2022.
(3)

The information set forth in this table regarding Michael J. Fox is based on a Schedule 13 D/A filed with the SEC on April 4, 2017 and other information known to the Company. Includes: (i) 15,492 shares of common stock held directly by Mr. Fox; (ii) 62,500 shares of common stock held by affiliates of Mr. Fox; (iii) options to purchase 1,806 shares of common stock held directly by Mr. Fox at an exercise price of $48.72 per share; and (iv) options to purchase 4,323 of common stock held directly by Mr. Fox at an exercise price of $46.80 per share. See “Board of Directors — Arrangements With Directors Regarding Election.”

(4)	Includes: (i) 27,985 shares of common stock held by Mr. Tenwick; and (ii) options to purchase 2,315 shares of common stock at an exercise price of $48.72 per share.
(5)	Includes: (i) 60,047 shares of common stock held by Mr. Morrison; and (ii) options to purchase 4,323 shares of common stock held by Mr. Morrison at an exercise price of $46.80 per share.
(6)	Includes 9,562 shares of common stock held by Mr. Taylor.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of any class of our equity securities (the “Reporting Persons”), to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on a review of reports filed with the SEC, the Company believes that during the 2021 fiscal year the Reporting Persons complied with all applicable filing requirements, except that Mr. Waites made a single late filing reporting the grant of one equity award; and Mr. Morrison made a single late filing reporting the grant of one equity award.

ADDITIONAL INFORMATION

Other Business for Presentation at the Annual Meeting

The Board and management do not currently intend to bring before the Annual Meeting any matters other than those discussed in this Proxy Statement, nor are they aware of any business which other persons intend to present at the Annual Meeting. Should any other matter or business requiring a vote of shareholders properly come before the Annual Meeting, the Proxy Holders intend to exercise the discretionary authority conferred by the proxies and vote the shares represented thereby in respect of any such other matter or business in accordance with their discretion.

2021 Annual Report

Our audited consolidated financial statements for the year ended December 31, 2021, are included in the 2021 Annual Report, a copy of which may be obtained (excluding exhibits), without charge, by writing to Regional Health Properties, Inc., 454 Satellite Boulevard NW, Suite 100, Suwanee, Georgia 30024, Attention: Corporate Secretary.

Shareholder Proposals for Inclusion in the 2023 Proxy Statement

If any shareholder intends to present a proposal for inclusion in the Company’s proxy materials for the 2023 Annual Meeting, then such proposal must be received by the Company a reasonable time before the Company begins to print and send its proxy materials, for inclusion, pursuant to Rule 14a-8 under the Exchange Act, in the Company’s proxy statement for such meeting. Such proposal also will need to comply with SEC regulations regarding the inclusion of shareholder proposals in Company-sponsored proxy materials. In order to allow the Company to identify the proposal as being subject to Rule 14a-8 under the Exchange Act and to respond in a timely manner, shareholder proposals pursuant to Rule 14a-8 under the Exchange Act are required to be submitted to the Company’s Corporate Secretary at our principal executive offices, located at 454 Satellite Boulevard NW, Suite 100, Suwanee, Georgia 30024.

Procedures for Business Matters and Director Nominations for Consideration at the 2023 Annual Meeting

Section 2.15 of our Bylaws sets forth the procedures that a shareholder must follow in order to submit a proposal of business for a shareholder vote or to nominate a person for election to the Board at an annual or special meeting of shareholders. Set forth below is a summary of these procedures, including notice deadlines for the 2023 Annual Meeting.

Notice Requirements for Shareholder Proposals (Excluding Director Nominations). Section 2.15(a) of our Bylaws provides that no proposal for a shareholder vote (other than director nominations which are described below) shall be submitted by a shareholder (a “Shareholder Proposal”) to the Company’s shareholders unless the shareholder submitting such proposal (the “Proponent”) shall have filed a written notice which includes, among other things:

(i)

the name and business address of the Proponent (including each beneficial owner, if any, on whose behalf the Shareholder Proposal is being made) and all Persons (as defined in Section 2.15(a) of our Bylaws) acting in concert with the Proponent (or such beneficial owner), and the name and address of all of the foregoing as they appear on the Company’s books (if they so appear);

(ii)

the class and number of shares of the Company that are owned beneficially and of record by the Proponent (including each beneficial owner, if any, on whose behalf the Shareholder Proposal is being made) and the other Persons identified in clause (i);

(iii)	a description of the Shareholder Proposal containing all material information relating thereto, including the information identified in Section 2.15(a)(iv) of our Bylaws;

(iv)

a description of any agreement, arrangement or understanding with respect to the Shareholder Proposal between or among the Proponent and each beneficial owner, if any, on whose behalf the Shareholder Proposal is being made, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing;

(v)

a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of such written notice by, or on behalf of, the Proponent and each beneficial owner, if any, on whose behalf the Shareholder Proposal is being made, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, the Proponent or such beneficial owner, with respect to the Company’s securities;

(vi)

a representation that the Proponent is a holder of record of the capital stock of the Company entitled to vote at the meeting, will so remain at the time of the meeting, and intends to appear in person or by proxy at the meeting to propose such business;

(vii)

a representation whether the Proponent or any beneficial owner on whose behalf the Shareholder Proposal is being made intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the Shareholder Proposal or (b) otherwise to solicit proxies from shareholders in support of such Shareholder Proposal; and

(viii)

any other information relating to the Proponent and such beneficial owner, if any, required to be disclosed in a proxy statement or other filing in connection with solicitations of proxies for the Shareholder Proposal under Section 14(a) of the Exchange Act.

The notice shall also include such other information as the Board reasonably determines is necessary or appropriate to enable it and the shareholders of the Company to consider the Shareholder Proposal. The information required by clauses (ii), (iv) and (v) above must be updated by the Proponent and each beneficial owner, if any, on whose behalf the Shareholder Proposal is being submitted not later than ten days following the record date for the meeting to disclose such information as of the record date.

The presiding officer at any shareholders’ meeting may determine that any Shareholder Proposal was not made in accordance with procedures prescribed by our Bylaws or otherwise is not in accordance with law, and if it is so determined, such officer will declare so at the meeting and the Shareholder Proposal will be disregarded. No provision of our Bylaws shall affect any rights of a shareholder to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Notice Requirements for Director Nominations. Section 2.15(b) of our Bylaws provides that only persons who are selected and recommended by the Board or the committee of the Board designated to make nominations, or who are nominated by shareholders in accordance with the procedures set forth in such section, shall be eligible for election, or qualified to serve, as directors. Nominations of individuals for election to the Board at any annual meeting or any special meeting of shareholders at which directors are to be elected may be made by any shareholder of the Company entitled to vote for the election of directors at that meeting by compliance with the procedures set forth in Section 2.15(b) of our Bylaws.

Nominations by shareholders shall be made by written notice (a “Nomination Notice”), which, as to each individual nominated, shall set forth, among other things: (i) the name, date of birth, business address and residence address of such individual; (ii) the educational background and the business experience during the past five years of such nominee, including the information identified in Section 2.15(b) of our Bylaws; (iii) whether the nominee is or has ever been at any time a director, officer or owner of 5% or more of any class of capital stock, partnership interests or other equity interest of any corporation, partnership or other entity; (iv) any directorships held by such nominee in any public reporting company or any company registered as an investment company under the Investment Company Act of 1940; (v) whether such nominee has ever been convicted in a criminal proceeding or has ever been subject to a judgment, order, finding or decree in the proceedings described in Section 2.15(b) of our Bylaws; (vi) information regarding whether such nominee is subject to any disqualifications described in Rule 506(d)(1)(i) to (vii) under the Securities Act of 1933, as amended; (vii) any other information relating to such nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act; (viii) a written statement from the shareholder making the recommendation stating why such recommended candidate meets the criteria and would be able to fulfill the duties of a director; and (ix) a written representation and agreement that (a) such nominee is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such nominee, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (2) any Voting Commitment that could limit or interfere with such nominee’s ability to comply, if elected as a director of the Company, with such nominee’s fiduciary duties under applicable law, (b) such nominee is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (c) such nominee, in such nominee’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Company, and will comply, with all applicable corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company.

In addition, the Nomination Notice shall set forth, as to the Person submitting the Nomination Notice, each beneficial owner, if any, on whose behalf the nomination is made and any Person acting in concert with such Persons, among other things: (i) the name and business address of such Person; (ii) the name and address of each such Person as they appear on the Company’s books (if they so appear); (iii) the class and number of shares of the Company that are owned beneficially and of record by each such Person; (iv) a description of any agreement, arrangement or understanding with respect to the nomination between or among such Persons, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing; (v) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of such written notice by, or on behalf of, each such Person, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, each such Person, with respect to securities of the Company; (vi) a representation that the Person submitting the Nomination Notice is a holder of record of stock of the Company entitled to vote at such meeting, will so remain at the time of such meeting, and intends to appear in person or by proxy at the meeting to make such nomination; (vii) a representation whether any such Person intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect each nominee or (b) otherwise to solicit proxies from shareholders in support of such nomination; and (viii) any other information relating to such shareholder and such beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in an election contest pursuant to Section 14(a) of the Exchange Act.

The information required by clauses (iii), (iv) and (v) above shall be updated by the Person delivering such Nomination Notice and each beneficial owner, if any, on whose behalf the Nomination Notice is being submitted not later than ten days after the record date for the meeting to disclose such information as of the record date. The Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility or qualification of such proposed nominee to serve as a director of the Company. A written consent to being named in a proxy statement as a nominee, and to serve as a director if elected, signed by each nominee, shall be filed with any Nomination Notice.

If the presiding officer at any shareholders’ meeting determines that a nomination was not made in accordance with the procedures prescribed by our Bylaws, the presiding officer will so declare to the meeting and the defective nomination will be disregarded.

Notice Deadlines. Nomination Notices and Shareholder Proposals in connection with an annual meeting shall be delivered to the Company’s Secretary at our principal executive office not less than 90 nor more than 120 calendar days before the first anniversary of the date of the Company’s notice of annual meeting sent to shareholders in connection with the previous year’s annual meeting; provided that if no annual meeting was held in the previous year, or the date of the annual meeting has been established to be more than 30 calendar days earlier than, or 60 calendar days after, the anniversary of the previous year’s annual meeting, notice by a shareholder, to be timely, must be so received not later than: (i) the 90th day prior to the annual meeting; or (ii) if later, the close of business on the 10th day following the day on which public announcement is first made of the date of the annual meeting. Nomination Notices in connection with a special meeting at which directors are to be elected shall be delivered to the Company’s Secretary at our principal executive office not later than the close of business on: (i) the 90th day prior to such special meeting; or (ii) if later, the 10th day following the day on which public announcement is first made of the date of the special meeting and of the fact that directors are to be elected at such meeting.

In order to submit a proposal of business for a shareholder vote or to nominate a person for election to the Board at the 2023 Annual Meeting, Shareholder Proposals and Nomination Notices in connection with such meeting must be delivered to the Company’s Secretary at our principal executive offices, located at 454 Satellite Boulevard NW, Suite 100, Suwanee, Georgia 30024 not later than (i) the 90th day prior to the annual meeting or (ii) if later, the close of business on the 10th day following the day on which public announcement is first made of the date of the annual meeting.

21508 Regional Health Proxy Card Rev2 Front YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Mobile or Internet ï^ QUICK ï^ EASY ï^ IMMEDIATE 24 Hours a Day, 7 Days a Week or by Mail Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card. Votes submitted electronically by Mobile or over the Internet must be received by 11:59 p.m., Eastern Time, on February 13, 2023. www INTERNET .cstproxyvote VOTING .com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. PLEASE DO NOT RETURN THE PROXY CARD IF YOU MAIL – Mark, sign and date your proxy card ARE VOTING ELECTRONICALLY OR BY PHONE. and return it in the postage-paid envelope provided. ï³ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ï³ PROXY Please mark your votes X like this THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” PROPOSALS 1, 2 AND 3. 1. To elect the six director nominees listed below 3. To ratify the appointment of Cherry FOR AGAINST ABSTAIN (“Proposal 1”). Bekaert, LLP as the Company’s FOR WITHHOLD independent registered public (1) Michael J. Fox accounting firm for the year ending (2) Kenneth S. Grossman December 31, 2022 (“Proposal 3”). (3) Steven L. Martin (4) Brent Morrison (5) Kenneth W. Taylor (6) David A. Tenwick 2. To approve on an advisory basis FOR AGAINST ABSTAIN executive compensation (“Proposal 2”). CONTROL NUMBER Print Name(s): ______________________________________________________________ Signature________________________________Signature, if held jointly_________________________________ Date___________, 2023 Please date and sign in the same manner in which your shares are registered. When signing as executor, administrator, trustee, guardian or attorney, please give full title. Joint owners should each sign.    If a signer is a corporation, please sign in full corporate name by duly authorized officer.

21508 Regional Health Proxy Card Rev2 Back Important Notice Regarding the Internet Availability of Proxy Materials for the 2022 Annual Meeting of Shareholders to be held on February 14, 2023 The 2022 Proxy Statement and the 2021 Annual Report to Shareholders are available at: https://www.cstproxy.com/regionalhealthproperties/2022 ï³ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ï³ PROXY THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2022 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 14, 2023 REGIONAL HEALTH PROPERTIES, INC. 454 Satellite Boulevard, Suite 100 Suwanee, Georgia 30024 The undersigned hereby constitutes and appoints Brent Morrison and Paul O’Sullivan, and each of them individually, each with full power of substitution and resubstitution, to vote in the manner specified below the number of shares of the common stock of Regional Health Properties, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the Company’s 2022 Annual Meeting of Shareholders to be held on Tuesday, February 14, 2023, at Sonesta Gwinnett Place Atlanta, located at 1775 Pleasant Hill Road, Duluth, Georgia 30096, at 10:00 a.m., local time (the “Annual Meeting”), and at any adjournments or postponements thereof, upon the proposals described in the Notice of 2022 Annual Meeting of Shareholders and Proxy Statement, the receipt of which is acknowledged. The above-named proxies of the undersigned are further authorized and directed to vote, in their discretion, on any adjournments or postponements of the Annual Meeting and on such other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof. THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THEN THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3, AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. (Continued, and to be marked, dated and signed, on the other side)